Exhibit 10

                         AGREEMENT OF JOINT FILING

           Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the ownership by each of the undersigned of shares of Common Stock of PLD Telekom Inc. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

 Dated:  August 24, 1998

                                 THE NEWS CORPORATION LIMITED


                                 By: /s/  ARTHUR M. SISKIND
                                    -------------------------------------
                                    Name:  ARTHUR M. SISKIND
                                    Title: DIRECTOR


                                 NEWS AMERICA INCORPORATED

                                 By: /s/  ARTHUR M. SISKIND
                                    -------------------------------------
                                    Name:  ARTHUR M. SISKIND
                                    Title: DIRECTOR

                                 NEWS PLD LLC


                                 By: /s/  LAWRENCE JACOBS
                                    ------------------------------------
                                    Name:  LAWRENCE JACOBS
                                    Title: VICE PRESIDENT


                                    /s/  K. RUPERT MURDOCH
                                    ------------------------------------
                                    K. RUPERT MURDOCH